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                                  UNITED STATES                 ------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION                   OMB APPROVAL
                             Washington, D.C. 20549             ------------------------------------
                                                                OMB Number:                3235-0060
                                                                Expires:              March 31, 2006
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 3, 2005
                                                ---------------------

                         FairPoint Communications, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-56365               13-3725229
          --------                      ---------               ----------
------------------------------  --------------------------- -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              521 East Morehead Street,
                      Suite 250,
               Charlotte, North Carolina                         28202

           -----------------------------------             ------------------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code     (704) 344-8150
                                                        --------------

                                       N/A
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

The Board of Directors of FairPoint Communications, Inc. ("FairPoint") today declared an initial dividend of $0.22543 per share on FairPoint's common stock, par value $0.01 per share. The dividend is payable on April 15, 2005 to shareholders of record at the close of business on March 31, 2005, and represents a partial-quarter proration (for the period from February 8, 2005 to March 31, 2005) of the indicated annual dividend of $1.59125 per share.

FairPoint is one of the leading providers of telecommunications services to rural communities across the country. Incorporated in 1991, FairPoint's mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities. Today, FairPoint owns and operates 26 rural local exchange companies (RLECs) located in 17 states. FairPoint serves customers with approximately 272,691 access line equivalents (voice plus digital subscriber lines) as of September 30, 2004 and offers an array of services, including local and long distance voice, data, Internet and broadband offerings.

This current report may contain forward-looking statements that are not based on historical fact, including without limitation, statements containing the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "indicated" and similar expressions. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include those risks described in FairPoint's Registration Statement on Form S-1 on file with the Securities and Exchange Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this current report is filed, and Fairpoint undertakes no duty to update this information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ----------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date:  March 3, 2005